SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 2, 2012
Date of report (Date of earliest event reported)

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BIOLIFE SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-18710	94-3076866
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3303 Monte Villa Parkway, Bothell, WA 98021
(Address of principal executive offices, including zip code)

(425) 402-1400
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    Entry Into a Material Definitive Agreement

On March 2, 2012, BioLife Solutions, Inc. (the “Company”) entered into a Second Amendment to Lease (the “Second Lease Amendment”) with Monte Villa Farms LLC (the “Landlord”) to enlarge the premises leased by the Company, extend the term of the lease, dated as of August 1, 2007 (the “Original Lease”), and to make other modifications to the terms and conditions of the Original Lease, as amended by the First Amendment to Lease (the “First Lease Amendment”), entered into by the Company and Landlord on and dated as of November 4, 2008.

The premises leased pursuant to the Original Lease consisted of approximately 4,366 rentable square feet of space in the building (the “Building”) located at 3303 Monte Villa Parkway, Bothell, Washington. The Company leased an additional 5,798 rentable square feet of space in the Building pursuant to the First Lease Amendment. The Second Lease Amendment expands the premises leased by the Company from the Landlord to approximately 20,462 rentable square feet.

The Term of the Original Lease is extended by the Second Lease Amendment for nine (9) years commencing on July 1, 2012 and expiring on June 30, 2021. The Company has two (2) options to extend the term of the lease each for an additional period of five (5) years, with the first extension term commencing, if at all, on July 1, 2026, and the second extension term commencing, if at all, immediately following the expiration of the first extension term.

Pursuant to the Original Lease, as amended by the First and Second Lease Amendments, the Company’s monthly base rent as of July 1, 2012 shall be $34,529.63 and the Company is required to pay an amount equal to the Company’s proportionate share of certain taxes and operating expenses, as further set forth in the Second Lease Amendment. The Company’s monthly base rent shall be increased from time to time, as further set forth in Exhibit B.2 of the Second Lease Amendment.

The foregoing summary is qualified in its entirety by reference to the text of the Second Lease Amendment, a copy of which will be attached as an exhibit to the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2012.

On March 5, 2012, the Company issued a press release to announce the expansion of its headquarters to accommodate growth. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01    Financial Statements and Exhbits

(d) Exhibits

99.1    Press Release

Signatures:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLIFE SOLUTIONS, INC.

Date: March 5, 2012	By:	/s/ Daphne Taylor
Daphne Taylor
Chief Financial Officer